SIRIUS | XM
SATELLITE RADIO

SIRIUS
NFL
HOWARD STERN
BOB DYLAN
NASCAR
OPRAH
SIRIUSLY Sinatra
MAD DOG UNLEASHED

EXHIBIT 99.1

SIRIUS | XM

SATELLITE RADIO

SIRIUS | XM SATELLITE RADIO

Mel Karmazin

Merrill Lynch Media Fall Preview
Conference
September 9, 2008

NFL | E STREET RADIO | HOWARD STERN | Blue Collar RADIO COMEDY | NASCAR | MARTHA — MARTHA STEWART LIVING RADIO

XMSN XM SPORTS NATION | BOB DYLAN ON THE WEB | NHL | OPRAH | PGA TOUR

SIRIUS | XM SATELLITE RADIO

Approximately 70 Commercial-free Music Channels

Pop, Rock, Dance, Hip-hop, R&B, Country, Christian, Jazz/Blues, Standards, Classical Latin/Int’l, Exclusive content, Live Music, Music “Neighborhoods”

Over 65 news, sports, entertainment, international, weather and traffic channels

Play-by-Play Sports action from over 150 Colleges, Sports Talk Channels

NFL, MLB, NASCAR, NHL, PGA Tour and IndyCar

Compelling and Exclusive content such as: Howard Stern, Bob Edwards, Oprah, Martha Stewart Radio, Playboy Radio, Blue Collar Comedy, Cosmo Radio, The Catholic Channel, The Metropolitan Opera Channel, Dr. Radio, The Mad Dog Sports Show

SIRIUS XM’s unmatched programming

Source: Company filings

Ending SIRIUS XM subs (millions)

Over 18.5 million subscribers and growing

0.6

0.8

1.1

1.6

2.0

2.6

3.2

4.4

5.2

6.2

7.2

9.3

10.6

11.6

12.3

13.7

14.5

15.4

16.2

17.4

18.0

18.6

Q1

Q1

Q1

Q1

Q1

Q1

Q2

Q2

Q2

Q2

Q2

Q2

Q3

Q3

Q3

Q3

Q3

Q4

Q4

Q4

Q4

Q4

2008

2007

2006

2005

2004

2003

Scale creates greater operating leverage

3.3

5.6

13.2

13.8

17.2

18.6

24.6

Comcast

SIRIUS XM

DirecTV

Dish Network

Time Warner

Cable

Charter

Cablevision

Source: Company filings

Ranks among largest U.S. subscription media businesses

Total subscribers as of 2Q08 (millions)

Illustrative combined OEM penetration as a percentage of U.S. auto sales

Source: Global Insight estimate as of June 2008 and company filings.  Actual 2008 and 2009 numbers may differ materially.

Penetration gains at every major automaker

Penetration gains expected to continue to drive net subscriber additions

50%+

45%

15%

22%

33%

2005A

2006A

2007A

2008E

2009E

Penetration Rate of U.S. Auto Sales

14.0

14.0

17.0

16.6

16.2

2.6

3.6

5.3

5.9

6.0+

2005A

2006A

2007A

2008E

2009E

New cars

OEM Gross adds

Combined approximate OEM sales and gross additions (millions)

Source: Actual 2008 and 2009 numbers may differ materially. Historical figures from Global Insight; 2008 and 2009 estimates are based on industry research and is provided to show directional trends.

Drives OEM growth despite a tough auto sales environment

Despite the slowdown in new car sales, OEM gross adds are expected to rise in 2008 and 2009

Faster growth than other subscription media

-3%

5%

7%

8%

9%

10%

13%

PF Sirius/XM

DirecTV

Cablevision

Time Warner

Cable

Comcast

Dish Network

Radio

Industry

Source: Company, Merrill Lynch or Consensus Estimates

…And among the fastest growing U.S. media businesses

2009E Revenue Growth

SUBSCRIBERS (MILLIONS)

SIRIUS | XM SATELLITE RADIO

9.3

13.7

17.4

19.5

21.5

2005

2006

2007

2008E

2009E

Strong subscriber growth…

Subscriber Guidance:  Approximately 19.5 mm in 2008 and 21.5 mm in 2009

Source: Company filings and estimates.

…Drives revenue growth

$0.8

$1.6

$2.1

$2.4

$2.7

Revenue Guidance:  Approximately $2.4 b in 2008 and $2.7 b in 2009

2005

2006

2007

2008E

2009E

Source: Company filings and estimates.

Synergies: Approx. $425 mm in 2009 and growing

Expected approximate 2009 synergies:

Satellite & Transmission:  $20 mm

Terrestrial repeater co-locations and new leases,
headcount, and maintenance reductions

Programming:  $60 mm

Management headcount, consolidation of music / talk
channels, improved production and operations

Customer Service & Billing:  $20 mm

Improved agent / telco expense, headcount, billing and
operations

Synergies expected to grow in 2010 and beyond

Synergies: Approx. $425 mm in 2009 and growing

Expected approximate 2009 synergies (continued):

Sales & Marketing:  $150 mm

Rationalization of consumer marketing spend, executive
management, consolidation of retail / OEM sales teams

SAC:  $50 mm

Improved chipset and hardware costs, lower commissions

General & Administrative:  $50 mm

Executive and other headcount reduction, insurance
savings, finance and legal savings

Synergies expected to grow in 2010 and beyond

Synergies: Approx. $425 mm in 2009 and growing

Expected approximate 2009 synergies (continued):

Research & Development:  $25 mm

Consolidation of aftermarket products, lower outside
services costs, reduced headcount

Revenue Synergies:  $40 mm

Improved retention, ad sales efficiencies, ARPU efficiencies

Capital Expenditures:  $10 mm

Lower facilities build, terrestrial repeater savings, and IT build

Synergies expected to grow in 2010 and beyond

2009E cash OpEx approximately 8% below PF 2007 levels, despite 31% growth in revenue

Source: Company filings and estimates. Note, cash operating expenses excludes depreciation and amortization and stock compensation expenses. Adjusted EBITDA is net income / (loss)
              before interest and investment income, interest expense (net of amounts capitalized), depreciation expense, and non-cash stock compensation expense.

Operating expenses benefit from synergies and continued
cost controls

Adjusted EBITDA Guidance:  PF approximately ($350) mm in 2008 and approximately $300 mm in 2009

$2.7

($0.5)

($0.4)

$2.1

$2.4

$2.6

$2.7

$2.4

$0.3

PF 2007A

PF 2008E

2009E

Revenue

Cash Operating Expenses (in $ billions)

Adj. EBITDA

2009 maturities and refinancing

February 2009 -- $300 mm SIRIUS Convert

Exploring debt options and will act opportunistically

May 2009 -- $350 mm XM Bank Debt

Expect to extend maturities

December 2009 -- $400 mm XM Convert

Exploring options; will be refinanced following a year of
solid integration execution

New price plans to drive subscriber revenue growth

Best of SIRIUS/XM upgrade to launch October 6

$4 premium upgrade to be marketed to over 18 million existing subscribers

Expected to improve self-pay churn and OEM conversion rates

Best of SIRIUS on XM to include:

Howard 100, Howard 101, Martha Stewart Living Radio, SIRIUS NFL
Radio*, SIRIUS NASCAR Radio*, Playboy Radio

Best of XM on SIRIUS to include:

Oprah & Friends, NHL Home Ice*, The Virus, Public Radio featuring
Bob Edwards, The PGA Tour Network

A La Carte radios in stores and serviced launches October 6

Lower price options to retain more price sensitive subscribers

* Sports offerings on “Best of Both” will also include channels for play-by-play of NHL and NFL games and NASCAR races.

SIRIUS XM Summary Highlights

Best programming expected to drive subscriber and revenue growth

Enhanced scale and competitive position

Opportunity to reduce churn; improve conversion rate

Increased advertising reach

Continued improvement in subscriber economics

Improved financial performance through realization of significant cost synergies

Accelerated EBITDA and free cash flow generation

Highly experienced management team with proven leadership

Significant value creation for all stakeholders

Disclaimer on forward-looking statements

The guidance contained herein are based upon a number of assumptions and estimates that, while considered reasonable by us when taken as a whole, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control.  In addition, the guidance is based upon specific assumptions with respect to future business conditions, some or all of which will change.  The guidance, like any forecast, is necessarily speculative in nature and it can be expected that the assumptions upon which the guidance is based will not prove to be valid or will vary from actual results.  Actual results will vary from the guidance and the variations may be material.  Consequently, the guidance should not be regarded as a representation by us or any other person that the subscribers, synergies, revenue, and adjusted EBITDA will actually be achieved.  You are cautioned not to place undue reliance on this information.

 This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving SIRIUS and XM, including potential synergies and cost savings and the timing thereof, future financial and operating results, the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “anticipate,” “believe,” “plan,”
“estimate,” “expect,” “intend,” “will,” “should,” “may,” or words of similar meaning.  Such forward-looking statements are based upon the current beliefs and expectations of SIRIUS’ and XM’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of SIRIUS and XM.  Actual results may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statement: general business and economic conditions; the performance of financial markets and interest rates; the ability to obtain governmental approvals of the transaction on a timely basis; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of SIRIUS and XM may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and operating costs and business disruption following the merger, including adverse effects on employee retention and on our business relationships with third parties, including manufacturers of radios, retailers, automakers and programming providers.  Additional factors that could cause SIRIUS’ and XM’s results to differ materially from those described in the forward-looking statements can be found in SIRIUS’ and
XM’s Annual Reports on Form 10-K for the year ended December 31, 2007 and their respective Quarterly Reports on Form 10-Q for the quarter ended June
30, 2008, which are filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site (http://www.sec.gov).  The information set forth herein speaks only as of the date hereof, and SIRIUS and XM disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Reconciliation of non-GAAP financial metrics

This presentation and accompanying press release includes the following non-GAAP financial measures:  cash operating expenses and adjusted EBITDA.
SIRIUS XM defines cash operating expenses as total operating expenses less depreciation and amortization and stock-based compensation.  SIRIUS XM defines Adjusted EBITDA as net income / (loss) plus depreciation and amortization, stock-based compensation, other expense, and income tax expense.

Figures are in thousands of dollars.

Reconciliation of Adjusted EBITDA

2007

PF Combined

Net loss

(1,467,329)

Depreciation and amortization

447,658

Stock-based compensation

165,099

Other expense

313,639

Income tax expense

1,496

Adjusted EBITDA

(539,437)

Reconciliation of Cash Operating Expenses

2007

PF Combined

Total operating expenses

3,210,802

Depreciation and amortization

(447,658)

Stock-based compensation

(165,099)

Cash operating expenses

2,598,045